N-2	Oct. 02, 2023
Cover [Abstract]
Entity Central Index Key	0001554625
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	Priority Income Fund, Inc.
Investors will not know the purchase price per share [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated.

We expect to report our NAV per share as of the last calendar day of the applicable month on our website generally within 15 business days of the last calendar day of the applicable month. Because subscriptions must be submitted at least four business days prior to the first day of the applicable month, you will not know the NAV per share at which you will be subscribing at the time you subscribe. If a subscription request, including the full subscription amount, is not received in good order at least four business days prior to the first day of the month, you may not be eligible to purchase securities during that month’s offering. Accordingly, you will not know the NAV per share until the following month’s NAV is determined, which will be a significant period of time from the initial subscription. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value” and “Plan of Distribution”.